SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C.  20549


                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 9, 1996


                   FLORIDA GAMING CORPORATION
        (Exact name of registrant as specified in charter)


   Delaware                0-9099                  59-1670533
(State or other          (Commission              (IRS Employer
jurisdiction of          File Number)             Identification
incorporation)                                    No.)


1750 South Kings Highway
Fort Pierce, Florida                                   34945-3099
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code: (407) 464-7500


                         Not Applicable
                 (Former name or former address,
                  if changed since last report.)

             INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events

     As set forth in the Letter of Intent dated October 9, 1996, attached hereto as Exhibit 99.1, the Registrant has agreed in principle to acquire all of the tangible and intangible properties and assets owned by WJA Realty Limited Partnership ("World Jai-Alai"). The press release describing the proposed transaction is attached hereto as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.


     (c)  Exhibits.

          Exhibit 99.1 -- Letter of Intent dated October 9, 1996, between the Registrant and WJA Realty Limited Partnership (World
Jai-Alai).

          Exhibit 99.2 -- Press Release dated October 10, 1996.



                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        FLORIDA GAMING CORPORATION



                        By /s/ Timothy L. Hensley

                          Timothy L. Hensley
                          Executive Vice President,
                          Treasurer
                          and Chief Financial Officer

                          Date: October 24, 1996